INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
13.	INCOME TAXES

Income taxes

The provision for income taxes is calculated at US corporate tax rate of approximately 35% (2015: 35%) as follows:

	2016	2015

Net loss for the year	$(2,344,668)	$(2,748,266)
Expected income tax recovery from net loss	820,634	961,893
Tax effect of expenses not deductible for income tax:
Fair value of shares issued for services	(485,674)	(678,580)
Change in valuation allowance	(334,960)	(283,313)
	-	-

Deferred tax assets

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net deferred tax assets consist of the following components as of December 31:

	2016	2015
Deferred Tax Assets - Non-current:

Tax effect of NOL Carryover	$743,922	$408,962
Less valuation allowance	(743,922)	(408,962)
Deferred tax assets, net of valuation allowance	-	-

At December 31, 2016, the Company had net operating loss carryforwards of approximately $2,125,491 (2015: $1,168,462) that may be offset against future taxable income from the year by 2036. No tax benefit has been reported in the December 31, 2016 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.